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                                                                   EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mark P. Hurley, Principal Executive Officer of Undiscovered Managers Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 30, 2003          /s/ Mark P. Hurley
                                -------------------------------------------
                                Mark P. Hurley, Principal Executive Officer
                                (principal executive officer)


I, Patricia L. Duncan, Principal Financial Officer of Undiscovered Managers Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 30, 2003          /s/ Patricia L. Duncan
                                -----------------------------------------------
                                Patricia L. Duncan, Principal Financial Officer
                                (principal financial officer)